[GRAPHIC OMITTED]
                             21ST CENTURY INSURANCE
                                    21st.com
                                 1-800-211-SAVE



                                    Company contact: Mel Spinella 818 / 704-3533

FOR IMMEDIATE RELEASE                                           November 5, 2003
---------------------


                          21ST CENTURY INSURANCE GROUP
                          ----------------------------
                    REPORTS STRONG 2003 THIRD QUARTER RESULTS
                    -----------------------------------------

(WOODLAND HILLS, CA) - 21st Century Insurance Group (NYSE: TW), reported an increase in net income to $12.7 million, or $0.15 per share, in the third quarter of 2003. This compares to a net loss of $45.2 million, or $0.53 loss
per share, in the same period for 2002.   For the nine months ended September
30, 2003, net income was $35.1 million, or $0.41 per share (this result includes nonrecurring, non-operational items that increased second-quarter net income by $9.1 million after tax), compared to a net loss of $27.1 million, or $0.32 loss per share, for the same period in 2002.

The Company also reported in its core personal auto lines that:

     - Direct premiums written increased 26% to $324.2 million in the third quarter of 2003 compared to $258.0 million for the same period in 2002. For the nine months ended September 30, 2003, direct premiums written for the personal auto lines increased 26% to $918.7 million from $726.9 million for the same period in 2002.
     - The GAAP combined ratio improved to 97.1% from 98.9% in the third quarter of 2002. For the nine months ended September 30, 2003 and 2002, the GAAP combined ratio was 96.8% and 98.8%, respectively, for personal auto lines.
     - Underwriting profit increased to $8.8 million in the three months ended September 30, 2003, compared to $2.7 million in the third quarter of 2002. For the nine months ended September 30, 2003, personal auto lines underwriting profit was $27.7 million compared to $8.1 million for the corresponding period of 2002.

Cash flow from operations for the third quarter of 2003 increased to $60.0 million as compared to cash flow of $17.1 million from the third quarter of 2002. Year-to-date cash flow from operations for 2003 was $145.3 million compared to $60.6 million for the first nine months of 2002.

Total assets increased from $1.4 billion at September 30, 2002 to $1.6 billion at September 30, 2003. Statutory surplus and stockholders' equity both increased during this period.

"We continue to register solid results in our personal auto line," said Bruce W. Marlow, President and CEO. "We're focused on doing a better job every day to satisfy our customers, and they're rewarding us with profitable growth."

The Company does not insure homes or other structures and consequently does not have any homeowners claims from the recent California wildfires. However, the Company has received approximately ninety claims for damages to insured vehicles as a result of the wildfires. These claims range from minor damage to totally burned vehicles. A number of these claims have already been adjusted and the Company is moving quickly to assist its policyholders on the remainder as access is granted to the affected areas.



ABOUT 21ST
----------

Founded in 1958, 21st Century Insurance Group provides personal automobile insurance to customers in California, Arizona, Nevada, Oregon and Washington who prefer excellent service and a high-feature product at a competitive price. Twenty-four-hours-a-day, 365 days a year, customers can choose to purchase insurance over the phone at 1-800-211-SAVE using 21st's centralized licensed insurance agents or through WWW.21ST.COM, the Company's full-service Internet
                            ------------
site. Service is also provided at the Company's neighborhood centers during normal business hours. 21st is rated A+ (Superior) by A.M. Best and A+ by Standard & Poor's.

21st Century Insurance Group is traded on the New York Stock Exchange under the trading symbol TW and is headquartered at 21st Century Plaza, 6301 Owensmouth Avenue, Woodland Hills, CA 91367.

CAUTIONARY STATEMENT:
Statements contained herein and within other publicly available documents may include, and the Company's officers and representatives may from time to time make statements which may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts but instead represent only the Company's belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company's control. These statements may address, among other things, the Company's strategy for growth, underwriting results, product development, computer systems, regulatory approvals, market position, financial results, dividend policy and reserves. It is possible that the Company's actual results, actions and financial condition may differ, possibly materially, from the anticipated results, actions and financial condition indicated in these forward-looking statements. Important factors that could cause the Company's actual results and actions to differ, possibly materially, from those in the specific forward-looking statements include the effects of competition and competitors' pricing actions; adverse underwriting and claims experience, including revived earthquake claims under SB 1899; customer service problems; the impact on Company operations of natural disasters, principally earthquake, or civil disturbance, due to the concentration of Company facilities and employees in Woodland Hills, California; information systems problems, including failures to implement information technology projects on time and within budget; adverse developments in financial markets or interest rates; and results of legislative, regulatory or legal actions, including the inability to obtain approval for rate increases and product changes and adverse actions taken by state regulators in market conduct examinations. The Company is not under any obligation to (and expressly disclaims any such obligations to) update or alter any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise. Additional financial information is available on the Company's website at www.21st.com (which shall not be deemed to be incorporated in or a part of this release) or by request to the Investor Relations Department.

           2003 by 21st Century Insurance Group. All rights reserved.

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                             21ST CENTURY INSURANCE
                                    21st.com
                                 1-800-211-SAVE


                                                                                      EXHIBIT A
                         21ST CENTURY INSURANCE GROUP AND SUBSIDIARIES
                         CONDENSED FINANCIAL DATA - PERSONAL AUTO LINES
                           (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)
                                          (UNAUDITED)


                                                    THREE MONTHS ENDED       NINE MONTHS ENDED
                                                       SEPTEMBER 30,           SEPTEMBER 30,
                                                 ------------------------  --------------------
                                                     2003         2002       2003       2002
                                                 ------------  ----------  ---------  ---------
PERSONAL AUTO LINES
  Direct premiums written                        $   324,190   $ 257,978   $918,730   $726,932
                                                 ============  ==========  =========  =========
  Net premiums written                           $   322,889   $ 260,034   $915,112   $709,185
                                                 ============  ==========  =========  =========

  Net premiums earned                            $   303,588   $ 234,666   $862,259   $669,968

  Loss and loss adjustment expenses incurred         237,683     193,081    682,207    559,805
  Underwriting expenses incurred                      57,091      38,912    152,334    102,108
                                                 ------------  ----------  ---------  ---------
    Personal auto lines underwriting profit            8,814       2,673     27,718      8,055
                                                 ============  ==========  =========  =========

  Loss and loss adjustment expense ratio                78.3%       82.3%      79.1%      83.6%
  Underwriting expense ratio                            18.8%       16.6%      17.7%      15.2%
                                                 ------------  ----------  ---------  ---------
    Combined ratio                                      97.1%       98.9%      96.8%      98.8%
                                                 ============  ==========  =========  =========

-----------------------------------------------------------------------------------------------
SUPPLEMENTAL RECONCILIATION OF PERSONAL AUTO LINES GAAP UNDERWRITING PROFIT TO NET INCOME*

  Personal auto lines underwriting profit        $     8,814   $   2,673   $ 27,718   $  8,055
  Results of homeowner and earthquake lines, in
    run off                                           (3,156)    (46,863)   (40,157)   (58,768)
  Net investment income                               11,350      11,729     34,660     34,378
  Realized investment gains                              836       3,045     13,116      7,343
  Other revenues                                           -           -     14,065          -
  Write-off of software                                    -     (37,177)         -    (37,177)
  Interest expense on capital lease                     (797)          -     (2,337)         -
  Federal income tax (expense) benefit                (4,338)     21,358    (11,918)    19,116
                                                 ------------  ----------  ---------  ---------
  Net income (loss)                              $    12,709   $ (45,235)  $ 35,147   $(27,053)
                                                 ============  ==========  =========  =========


* Commencing with the second quarter of 2003, in light of recent views expressed by the Securities and Exchange Commission over the use of non-GAAP financial measures, the Company elected to report premiums and GAAP underwriting results for its personal auto lines as an indication of ongoing business performance and to discontinue disclosing operating income (defined by the Company as (a) the underwriting revenues and expenses attributable to the personal auto lines, personal umbrella lines, and related vehicle lines, plus (b) net investment income excluding realized capital gains or losses on the investment portfolio. Specifically excluded from operating income were realized gains and losses from the investment portfolio, results of the homeowner and earthquake lines of business, SB 1899 expenses and reserve changes, interest expense on capital leases, non-recurring items and certain state, local and other taxes).

                                [GRAPHIC OMITTED]
                             21ST CENTURY INSURANCE
                                    21st.com
                                 1-800-211-SAVE


                                                                                                     EXHIBIT B
                                 21ST CENTURY INSURANCE GROUP AND SUBSIDIARIES
                                     CONDENSED FINANCIAL DATA - ALL LINES
                                   (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)
                                                  (UNAUDITED)


                                                            THREE MONTHS ENDED            NINE MONTHS ENDED
                                                              SEPTEMBER 30,                   SEPTEMBER 30,
                                                     --------------------------------  -----------------------
                                                          2003             2002            2003        2002
                                                     --------------  ----------------  ------------  ---------
TOTAL ALL LINES
   Direct premiums written                           $     324,284   $       257,930   $   918,812   $729,386
                                                     ==============  ================  ============  =========
   Net premiums written                              $     322,983           260,032   $   915,197   $697,591
                                                     ==============  ================  ============  =========

   Net premiums earned                               $     303,675   $       234,666   $   862,347   $669,968

   Loss and loss adjustment expenses incurred              240,926           239,944       722,452    618,482
   Underwriting expenses incurred                           57,091            38,912       152,334    102,199
                                                     --------------  ----------------  ------------  ---------
      Underwriting profit (loss)                             5,658           (44,190)      (12,439)   (50,713)
   Net investment income                                    11,350            11,729        34,660     34,378
   Realized investment gains                                   836             3,045        13,116      7,343
   Other revenues                                                -                 -        14,065          -
   Write-off of software                                         -           (37,177)            -    (37,177)
   Interest expense on capital lease                          (797)                -        (2,337)         -
   Federal income tax (expense) benefit                     (4,338)           21,358       (11,918)    19,116
                                                     --------------  ----------------  ------------  ---------
   Net income (loss)                                 $      12,709   $       (45,235)  $    35,147   $(27,053)
                                                     ==============  ================  ============  =========

   Net income per common share (1)                   $        0.15   $         (0.53)  $      0.41   $  (0.32)
                                                     ==============  ================  ============  =========

   Net cash provided by operating activities         $      60,045   $        17,118   $   145,265   $ 60,616

-------------------------------------------------------------------------------------------------------------------

                                                                       SEPTEMBER 30,   DECEMBER 31,  SEPTEMBER, 30,
BALANCE SHEET DATA                                                         2003            2002          2002
                                                                     --------------  ----------------  ------------
   Invested assets                                                   $   1,160,334   $     1,032,494   $   978,672
   Total assets                                                      $   1,608,278   $     1,470,037   $ 1,401,268
   Stockholders' equity                                              $     686,206   $       655,608   $   652,997
   Number of common shares outstanding                                  85,435,505        85,431,505    85,439,641
   Book value per share                                              $        8.03   $          7.67   $      7.64

ADDITIONAL INFORMATION
   Cash flow from operations                                         $     145,265   $        76,292   $    60,616
   Statutory surplus                                                 $     435,158   $       397,381   $   351,404
   Net premiums written to statutory surplus ratio                             2.7               2.4           2.6
   Cash and investments at holding company                           $      11,689   $         6,977   $    13,785

   Auto units in force                                                       1,380             1,191         1,131
   Homeowner units in force (in runoff)                                          -                 5            13

   California auto renewal ratio                                                93%               93%           93%

   After-tax yield on investments                                              3.7%              4.3%          4.4%

(1) Basic and diluted amounts per common share are the same for all periods shown.